INFORMATION STATEMENT

For the Reorganization of

Vulcan Value Partners Fund

a series of Elevation Series Trust

Three Protective Center, 2801 Highway 280 South, Suite 300

Birmingham, AL 35223

into

Vulcan Value Partners ETF

a series of Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

November 9, 2026

Vulcan Value Partners Fund (VVPLX)

a series of Elevation Series Trust

Three Protective Center, 2801 Highway 280 South, Suite 300

Birmingham, AL 35223

November 9, 2026

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Information Statement because you own shares of the Vulcan Value Partners Fund (the “Target Fund”), a series of Elevation Series Trust.

The Board of Trustees (the “Board”) of Elevation Series Trust, after careful consideration, has approved the reorganization (the “Reorganization”) of the Target Fund, which is currently operated as a mutual fund, into an exchange traded fund (“ETF”), Vulcan Value Partners ETF (the “Acquiring Fund”), a newly created series of Elevation Series Trust. Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), the Target Fund’s existing investment adviser, will continue to serve as investment adviser to the Acquiring Fund as a result of the Reorganization. The investment objective of the Acquiring Fund is substantially similar to the investment objective of the Target Fund. The principal investment strategies of the Acquiring Fund are substantially similar to those of the Target Fund. The portfolio managers that currently manage the Target Fund will continue to manage the Acquiring Fund. The principal risks of investments in the Target Fund and the Acquiring Fund are largely the same, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF.

We believe that the Reorganization will result in multiple benefits for Target Fund investors, including those described below:

1) Substantially Similar Investment Objective and Substantially Similar Principal Investment Strategies: The Acquiring Fund will have a substantially similar investment objective and substantially similar principal investment strategies as the Target Fund.

2) Benefits of the ETF Structure: The Acquiring Fund will be organized as an ETF. ETFs, in general, may benefit from intraday trading, increased tax efficiency, greater transparency into portfolio holdings, lower portfolio transaction costs, and less cash drag on performance (the impact of uninvested cash on the Fund’s overall return). However, unlike the Target Fund shares, Acquiring Fund shares must be held through a brokerage account.

3) Lower Total Annual Operating Expense Ratios: The Acquiring Fund will pay a slightly lower management fee, and it is anticipated that the Acquiring Fund will have a lower total annual fund operating expense ratio than the Target Fund.

4) Skills, Financial Capacity, and Resources of Vulcan Value Partners, LLC: The Acquiring Fund will continue to be managed by Vulcan Value Partners, LLC (“Vulcan”), which as of June 30, 2026, had assets under management of approximately $3.8 billion.

5) Expenses Relating to the Reorganization: The Target Fund will not incur any direct expenses (other than brokerage commissions and other transaction costs associated with any portfolio repositioning) in connection with the Reorganization.

6) Reorganization Will Not Dilute Shareholder’s Interests: The proposed Reorganization will not result in the dilution of the Target Fund’s shareholder’s interests.

7) Continued Redemption Rights Prior to Reorganization: Target Fund shareholders will continue to have the ability to redeem their shares prior to the Reorganization.

8) Federal Income Tax Consequences: The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund shareholders are not expected to recognize any gain or loss upon receipt of Acquiring Fund shares in the Reorganization, except with respect to cash received in connection with the redemption by the Target Fund of fractional shares prior to the Reorganization.

The Acquiring Fund was established solely for the purpose of acquiring the assets of the Target Fund and continuing the Target Fund’s business. Upon effectiveness of the Reorganization, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Plus, you will receive cash in connection with the redemption of any fractional Target Fund shares you may own.

No sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. See “Will I incur any direct or indirect fees or expenses as a result of the Reorganization?” in the attached “Questions and Answers” for additional information.

Additional information about the Acquiring Fund is included in Appendix D of the Information Statement and in the Statement of Additional Information related to the Information Statement.

The Reorganization does not require your approval, and you are not being asked to vote. Below is a high-level description of the Reorganization. The attached Information Statement contains information about the Funds and provides details about the terms and conditions of the Reorganization. You should review the Information Statement carefully and retain it for future reference.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have any questions about the Reorganization, please call Elevation Series Trust at 1-877-421-5078.

Thank you for your attention to this important information.

Sincerely,

Bradley J. Swenson

President

Elevation Series Trust

1

Vulcan Value Partners Fund (VVPLX)

a series of Elevation Series Trust

Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223

NOTICE TO SHAREHOLDERS

To the Shareholders of the Vulcan Value Partners Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of Elevation Series Trust has approved the reorganization (the “Reorganization”) of the Vulcan Value Partners Fund (the “Target Fund”), a series of Elevation Series Trust, into the Vulcan Value Partners ETF (the “Acquiring Fund”), a newly created series of Elevation Series Trust. The Reorganization is expected to take effect on or about November 18, 2026, or as soon as reasonably practicable thereafter (the “Closing Date”).

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Acquiring Fund is required to approve the Reorganization under applicable state law or under the Trust's Declaration of Trust. In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Acquiring Fund; (ii) the Acquiring Fund's advisory agreement is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring Fund; and (iv) after the Reorganization, the Acquiring Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

The Reorganization will transfer substantially all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, which will be distributed to shareholders of the Target Fund in complete liquidation of the Target Fund.

The proposed Reorganization is described in the attached Information Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

This Information Statement is expected to be sent to shareholders on or about November 10, 2026.

This Notice to Shareholders and the Information Statement are available on the internet at www.vulcanvaluepartners.com or by calling 1-877-421-5078. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in these materials.

By order of the Board of Trustees of Elevation Series Trust,

Bradley J. Swenson

President

Elevation Series Trust

November 9, 2026

Vulcan Value Partners Fund (VVPLX)

a series of Elevation Series Trust

Three Protective Center, 2801 Highway 280 South, Suite 300

Birmingham, AL 35223

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of some of the key features of the proposed Reorganization. Please call Elevation Series Trust at 1-877-421-5078 with any questions about the Reorganization or the Information Statement generally or to obtain a copy of the Target Fund’s prospectuses and statement of additional information.

Question: What is this document and why did you send it to me?

Answer: This Information Statement relates to the Vulcan Value Partners Fund (the “Target Fund”), a series of Elevation Series Trust (the “Trust”) that operates as a mutual fund, and the Vulcan Value Partners ETF (the “Acquiring Fund”), a newly created series of the Trust that operates as an exchange-traded fund (“ETF”) (each of the Target Fund and the Acquiring Fund, a “Fund”, and together, the “Funds”). An ETF is a pooled investment vehicle with shares that can be bought or sold throughout the day on stock exchanges at market prices. ETFs generally do not sell shares directly to or redeem shares directly from investors. Rather, only financial institutions known as Authorized Participants are permitted to purchase and redeem shares directly from the ETF. Please refer to the questions and answers presented below for additional information regarding the differences between mutual funds and ETFs.

You are receiving this Information Statement as a holder of shares of the Target Fund to provide you with information about the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Board of Trustees of the Target Fund (the “Board”) has approved an Agreement and Plan of Reorganization between the Trust, separately on behalf of the Target Fund and the Acquiring Fund (the “Plan”), a copy of which is attached to this Information Statement as Appendix A, under which the Target Fund will transfer substantially all of its assets and all its liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund.

The purpose of this Information Statement is to (1) inform shareholders of the Target Fund about the Reorganization, as described in the Plan, and (2) provide information regarding the shares of the Acquiring Fund. No shareholder approval is required to proceed with the Reorganization. This Information Statement contains information that you should know about the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to this Information Statement. This Information Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is for the Acquiring Fund to acquire the assets of the Target Fund and continue the business of the Target Fund as an ETF. Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), the existing investment adviser to the Target Fund, will continue to serve as investment adviser to the Acquiring Fund as a result of the Reorganization. The Plan provides for: (i) the acquisition by the Trust, a Delaware statutory trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange for whole shares of beneficial interest of the Acquiring Fund; (ii) the assumption by Elevation Series Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected on the Target Fund’s statement of assets and liabilities; (iii) the pro-rata distribution of the shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; (iv) prior to the Reorganization, the redemption by the Target Fund of fractional shares at net asset value (“NAV”) for cash; and (v) the termination of the Target Fund as a series of Elevation Series Trust as soon as practicable after the distribution.

Question: How will the Reorganization work?

Answer: As part of the Reorganization, the Acquiring Fund, a new series of Elevation Series Trust, with similar investment policies and strategies as the Target Fund, has been created. The Acquiring Fund is newly organized and has no assets or liabilities. The Plan provides that: (i) prior to the Closing Date, the Target Fund will redeem all fractional Target Fund shares at NAV for cash; and (ii) the Target Fund will transfer all of its assets to the Acquiring Fund in return for whole shares of the Acquiring Fund, the Acquiring Fund’s assumption of the Target Fund’s liabilities, and the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold whole shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Target Fund. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Information Statement for a detailed explanation of the proposal.

Question: Has the Board of Trustees approved the Reorganization?

Answer: Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of each Target Fund's shareholders and that each Target Fund's existing shareholders' interests will not be diluted as a result of the Reorganization.

Question: Will I become an Acquiring Fund shareholder as a result of the Reorganization?

Answer: When the Reorganization is completed with respect to the Target Fund, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned. Shares of the Acquiring Fund are not issued in fractional shares.

As discussed above, shareholders who hold fractional shares of the Target Fund will have such fractional shares redeemed at NAV prior to the Closing Date resulting in a small cash payment, which will likely be taxable to some extent for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

Shares of the Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to hold the Acquiring Fund’s shares as of the Closing Date, such Acquiring Fund shares will be liquidated on the Closing Date and proceeds sent to the Target Fund shareholders.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the Cboe BZX Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs may also trade on some no transaction fee platforms.

Question: Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

Answer: The investment objectives and the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar.

Question: Are there significant differences between the risks of the Target Fund and Acquiring Fund?

Answer: While the Acquiring Fund has been created to have a substantially similar investment objective and a similar investment strategy as the Target Fund, the fact that the Acquiring Fund is a new fund and structured as an ETF and not a mutual fund creates certain additional risks such as:

●	New Fund Risk: The Acquiring Fund is a new ETF, with no operating history, which may result in additional risks for investors in the Acquiring Fund. Please note that the Acquiring Fund is a continuation of the Target Fund, and the investment adviser to the Target Fund will continue to serve as the investment adviser to the Acquiring Fund.

●	ETF Risk. The Acquiring Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
●	Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Please see “SUMMARY COMPARISON OF THE FUNDS – Principal Risks and Funds’ Investment Limitations” in the Information Statement for additional information regarding the differences in risks and investment limitations of the Funds.

Question: What are some features of ETFs that differ from mutual funds?

Answer: The following are some unique features of ETFs as compared to mutual funds:

Sales of ETF Shares on an Exchange throughout the Day.  ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day.  This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.  The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Transparency. The Acquiring Fund will be a transparent ETF that operates with full transparency into its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.vulcanvaluepartners.com.

Tax Efficiency. Shareholders of an ETF may benefit from the potential for greater tax efficiency with respect to the management of capital gains as a function of the in-kind creation and redemption process. In a mutual fund, when portfolio securities (i.e., securities owned by the mutual fund) are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the ETF structure permits an ETF to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming shareholders in an ETF that creates and redeems its shares in-kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund generally expects to redeem a significant portion of creation units for cash and, therefore, may recognize more capital gains than if it redeemed creation units in-kind.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are generally not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 10,000 or more or multiples thereof, and only an Authorized Participant may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs may also trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Information Statement and “Appendix D – Shareholder Information on the Acquiring Fund” for additional information regarding the purchase procedures for the Funds.

Question: How do the purchase procedures of the Funds compare?

Answer: Shares of the Target Fund are sold on a continuous basis by Paralel Distributors LLC (the Fund’s “Distributor”) at the next calculated NAV per share at the end of the trading day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. Acquiring Fund shares may be purchased only on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Information Statement for additional information regarding the purchase procedures for the Funds.

Question: How do the redemption procedures of the Funds compare?

Answer: Shares of the Target Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund or through a financial intermediary each day that the NYSE is scheduled to be open for business. Unlike the Target Fund, individual shares of the Acquiring Fund are generally not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms at market prices on days that the NYSE is scheduled to be open for business (with the exception of Authorized Participants who may purchase and redeem creation units directly with the Acquiring Fund).

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Information Statement for additional information regarding the redemption and exchange privileges of the Funds.

Question: Are there other circumstances where the Target Fund shareholder will not be able to hold ETF shares?

Answer: Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.  Additionally, if you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Question: What if I don’t want to hold ETF shares?

Answer: If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Closing Date. You should consult your tax advisor because if you redeem your shares and such shares are held in a taxable account, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount that you receive for such shares.

Question: What do I need to do to prepare for the Reorganization?

Answer: It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you are unsure about the ability of your account to accept ETF shares, contact the Target Fund at 1-877-421-5078 or your financial advisor or other financial intermediary.

Accounts That Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to hold ETF shares, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts that Require Action

Transfer Agent Accounts. If you hold your shares of the Target Fund in an account directly with the Fund at the Fund’s transfer agent, Paralel Technologies LLC (the “Transfer Agent”), you should transfer your shares of the Target Fund to a brokerage account prior to the Reorganization. You have an account directly with the Transfer Agent if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Fund Direct Individual Retirement Account (“IRA”). If you hold your shares of the Target Fund through an IRA directly with the Transfer Agent (a “fund direct IRA”) and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal to the NAV of your Target Fund shares.

In addition, prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. You should consult your tax advisor.

You can contact your financial advisor or other financial intermediary for further information. You also may contact Elevation Series Trust at 1-877-421-5078.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Target Fund shares will be converted to cash and the cash proceeds sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Target Fund shares to cash may be subject to fees and expenses and will be a taxable event.

Question: Who will manage the Acquiring Fund?

Answer: Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) will continue to serve as investment adviser to the Acquiring Fund. Vulcan is the current investment adviser to the Target Fund.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Answer: Because the Target Fund and the Acquiring Fund are both series of Elevation Series Trust, both Funds share the same Board of Trustees, administrators, distributors, fund accountants, legal counsel, custodian, and independent registered public accounting firm. The transfer agents for the Target Fund and the Acquiring Fund differ, as described below.

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	Paralel Technologies LLC	Paralel Technologies LLC
Transfer and Dividend Disbursing Agent	Paralel Technologies LLC	State Street Bank and Trust Co.
Custodian	State Street Bank and Trust Co.	State Street Bank and Trust Co.
Distributor and Principal Underwriter	Paralel Distributors LLC	Paralel Distributors LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Thompson Hine LLP	Thompson Hine LLP

Question: Will the Reorganization affect the ongoing fees and expenses I pay as a shareholder of the Target Fund?

Answer: Following the Reorganization, the Acquiring Fund will have a lower management fee and is expected to have a lower total expense ratio than the Target Fund. The Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment adviser, Vulcan, to pay the Acquiring Fund’s ordinary operating expenses without any increase in the management fee, typically resulting in lower fees and expenses to shareholders. The Acquiring Fund’s unitary management fee rate is 0.75% of the Fund’s average daily net assets, which is lower than the management fee rate currently paid by the Target Fund.

Please see “SUMMARY COMPARISON OF THE FUNDS – Fees and Expenses of the Funds” in the Information Statement for additional information regarding the differences in the fees and expenses of the Funds.

Question: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Although the number of shares of the Acquiring Fund you receive in exchange for your shares of the Target Fund may differ from the number of shares of the Target Fund that you hold, you will receive shares of the Acquiring Fund equal in value to the net asset value of your shares of the Target Fund immediately prior to the Reorganization, which will be after the redemption by the Target Fund of any fractional shares of the Target Fund you may own for cash.

Question: Will the Reorganization result in any taxes?

Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization, except with respect to cash received in connection with the redemption by the Target Fund of fractional shares. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you held immediately before the Reorganization, except with respect to the cash received in connection with the redemption by the Target Fund of any fractional shares.

Question: Will I incur any direct or indirect fees or expenses as a result of the Reorganization?

Answer: No commission or other direct transactional fees will be imposed on shareholders in connection with the Reorganization except for any related portfolio transaction costs. The portfolio transaction costs discussed below, if any, are expected to be minimal because no repositioning of the Target Fund’s portfolio is expected to occur in connection with the Reorganization. It is possible that the Reorganization may result in the Target Fund and the Acquiring Fund investing in cash on a temporary basis pending purchase and settlement of investments made pursuant to the Acquiring Fund’s principal investment strategies. Uninvested cash may negatively impact the performance of the Target Fund and the Acquiring Fund.

As of the date of this Information Statement, it is not anticipated that dispositions of portfolio holdings by the Target Fund, if any, will result in the recognition of material amounts of capital gains by Target Fund shareholders because portfolio holdings that may need to be sold are in a net unrealized depreciated position. The amount of any capital gain or loss that ultimately might be realized because of dispositions of portfolio holdings of the Target Fund will depend on the net unrealized appreciation or depreciation of such holdings at the time such holdings are sold.

Question: Why is no shareholder action necessary?

Answer: Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Acquiring Fund is required to approve the Reorganization under applicable state law or under the Trust’s Declaration of Trust. Under Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), a vote of the shareholders of the Target Fund is not required because: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Acquiring Fund; (ii) the Acquiring Fund’s advisory agreement is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring Fund; and (iv) after the Reorganization, the Acquiring Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Question: Who is paying expenses related to the Reorganization?

Answer: Vulcan will bear all expenses relating to the Reorganization, including the costs relating to this Information Statement.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: It is anticipated that shareholders may continue to purchase and redeem Target Fund shares until 4 p.m. eastern on the day before the Closing Date. Any purchase or sales of Target Fund shares after the Reorganization will be purchases or sales of the Acquiring Fund and such purchase and exchanges will occur on an exchange and you may incur brokerage commissions when making such purchases and sales of Acquiring Fund shares. Your Target Fund shares will automatically be converted to Acquiring Fund shares provided that your brokerage account can accept ETF shares. You will receive confirmation of this transaction following the Reorganization.

Prior to the Closing Date, investors may purchase and redeem shares of the Target Fund at the NAV of the Target Fund. Following the Closing Date, investors may purchase Acquiring Fund shares on an exchange at market prices.

Question: Why did Vulcan Value Partners, LLC recommend the Reorganization to the Board?

Answer: Upon careful consideration of various relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, Vulcan concluded that reorganizing the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its shareholders in light of certain benefits to the Target Fund’s shareholders and recommended to the Board the approval of the Reorganization. These benefits include: (1) the Acquiring Fund will be managed pursuant to a substantially similar investment objective and principal investment strategy as the Target Fund; (2) the benefits of the ETF structure; (3) the total annual operating expense ratio of the Acquiring Fund is expected to be lower than the Target Fund; (4) the Acquiring Fund will continue to benefit from the skill, financial capacity, and resources of Vulcan Value Partners, LLC; (5) the Target Fund will not bear any direct expenses (other than brokerage commissions and other transaction costs associated with any portfolio repositioning) in connection with the Reorganization; (6) the Reorganization will not dilute the interest of Target Fund shareholders; (7) the Target Fund shareholders will continue to have the ability to redeem their shares until 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date; and (8) the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Question: Has the Board approved the Reorganization?

Answer: Yes. After careful consideration of the circumstances and terms of the proposed Reorganization, the Board, including the Trustees who are not “interested persons” of Elevation Series Trust (as defined in the 1940 Act) (the “Independent Trustees”), determined that the proposed Reorganization would be in the best interests of the Target Fund and its shareholders and approved the Reorganization.

In determining to approve the Plan, the Board received information and made inquiries into all matters it deemed appropriate. Please see “OVERVIEW OF THE PROPOSED REORGANIZATION” and “Board Considerations” in this Information Statement for additional information regarding the factors considered by the Elevation Series Trust Board.

Please see “SUMMARY COMPARISON OF THE FUNDS – Fees and Expenses of the Funds” in this Information Statement for additional information regarding how the fees and expenses of the Funds compare.

Question: When is the Reorganization expected to occur?

Answer: If certain closing conditions are met or waived, the Reorganization is expected to occur on the Closing Date

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the Reorganization, please call Elevation Series Trust at 1-877-421-5078.

INFORMATION STATEMENT

FOR VULCAN VALUE PARTNERS FUND

a series of Elevation Series Trust

 PROSPECTUS FOR

VULCAN VALUE PARTNERS ETF

  a series of Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

Dated November 9, 2026

RELATING TO THE REORGANIZATION OF

VULCAN VALUE PARTNERS FUND INTO

VULCAN VALUE PARTNERS ETF

each a series of Elevation Series Trust

This Information Statement is being provided to shareholders of the Vulcan Value Partners Fund (the “Target Fund”), a series of Elevation Series Trust. It is intended to provide Target Fund shareholders with information regarding the reorganization of the Target Fund into the Vulcan Value Partners ETF (the “Acquiring Fund”), a newly created series of Elevation Series Trust (the “Reorganization”). The Board of Trustees (the “Board”) of Elevation Series Trust has approved the Reorganization. No shareholder vote is required to approve the Reorganization.

The Plan provides that all of the assets of the Target Fund will be transferred to the Vulcan Value Partners ETF (the “Acquiring Fund”) in exchange for whole shares of beneficial interest (“shares”), no par value per share, of the Acquiring Fund, the Acquiring Fund’s assumption of the Target Fund’s liabilities, the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund, and the redemption by the Target Fund of fractional shares at the aggregate net asset value (“NAV”) of their shares in cash. Shareholders of the Target Fund will receive whole shares of the Acquiring Fund with a value equal to the NAV of their shares of the Target Fund held immediately prior to the Reorganization. The table below shows the Target Fund and Acquiring Fund.

Target Fund (a series of Elevation Series Trust)	Acquiring Fund (a series of Elevation Series Trust)
Vulcan Value Partners Fund (the “Target Fund”)	Vulcan Value Partners ETF (the “Acquiring Fund”)

The Target Fund and the Acquiring Fund are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the Closing Date. The Investor Class shares of the Target Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Investor Class shares of the Target Fund.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can accept shares of an ETF. If Target Fund shareholders do not hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF, the Target Fund shares will be liquidated and proceeds sent to such Target Fund shareholders. This Information Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of the Acquiring Fund as part of the Reorganization.

This Information Statement sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know.

You should retain this Information Statement for future reference. Additional information about the Target Fund, Acquiring Fund, and Reorganization, each having been filed with the SEC, are incorporated by reference into this Information Statement:

●	the Prospectus of the Target Fund, dated August 28, 2026 (the “Target Fund’s Prospectus”) (File Nos. 333-265972 and 811-23812);

●	the Statement of Additional Information of the Target Fund, dated August 28, 2026 (the “Target Fund’s SAI”) (File Nos. 333-265972 and 811-23812);

●	the Annual Report for the Target Fund for the fiscal year ended April 30, 2026 (the “Target Fund’s Annual Report”) (File No. 811-23812);

●	the Semi-Annual Report of the Target Fund, for the fiscal year ended October 31, 2025 (File No. 811-23812)

●	An SAI related to this Information Statement/Prospectus dated November 9, 2026 (File No. 333-298973).

This Information Statement will be mailed on or about November 10, 2026, to shareholders of record of the Target Fund as of October 1, 2026.

The Target Fund’s Prospectus and Annual Report have previously been delivered to shareholders of the Target Fund. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Information Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization.

Copies of the Information Statement and any of the foregoing documents relating to the Funds are available upon request and without charge by writing to Elevation Series Trust, 1700 Broadway, Suite 2100, Denver, Colorado 80290, by visiting the Funds’ website at www.vulcanvaluepartners.com, or by calling 1-877-421-5078.

No person has been authorized to give any information or make any representation not contained in this Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Information Statement carefully.

The Trust, organized under the laws of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Acquiring Fund are organized as separate series of the Trust. Each Fund seeks to achieve long-term capital appreciation as its investment objective.

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) is the investment adviser for Target Fund and will serve as the investment adviser for the Acquiring Fund. C.T. Fitzpatrick, Stephen Simmons, Colin Casey, Taylor Cline, Robert Smith, and Brad Headley, each serve as a portfolio manager of the Target Fund, and will continue to serve as such for the Acquiring Fund following the Reorganization.

THE REORGANIZATION

The Board has approved the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A copy of the Plan is attached to this Information Statement as Appendix A. At a meeting held on September 15-16, 2026, the Board considered the Reorganization. Based upon the Board’s evaluation of the terms of the Plan and other relevant information presented to the Board in advance of and at the meetings, and in light of its fiduciary duties under federal and state law, the Board determined that the Reorganization is in the best interests of the Target Fund and its shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan.

As part of the Reorganization, the Acquiring Fund, a new series of Elevation Series Trust, with similar investment strategies as the Target Fund, has been created. The Reorganization will have these primary steps:

●	Prior to the closing of the Reorganization, the Target Fund will redeem fractional shares of the Target Fund at the NAV of such shares in cash;

●	At the closing of the Reorganization, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for whole shares of beneficial interest, no par value per share, of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;

●	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund; and

●	The Target Fund will be liquidated, dissolved, and terminated.

Approval of the Plan constitutes approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund shares to Target Fund shareholders, redemption of fractional shares of the Target Fund, and the liquidation and termination of the Target Fund. Shares of the Acquiring Fund issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive whole shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commissions or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

For U.S. federal income tax purposes, the Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization except with respect to cash received in connection with the redemption of fractional shares of the Target Fund. Elevation Series Trust will receive an opinion from tax counsel confirming such tax treatment.

EFFECT OF THE REORGANIZATION

The primary purpose of the Reorganization is for the Acquiring Fund to acquire the assets of the Target Fund and continue the business of the Target Fund. Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund	Vulcan Value Partners Fund, a series of Elevation Series Trust (an open-end management investment company registered with the SEC)	Vulcan Value Partners ETF, a series of Elevation Series Trust (an open-end management investment company registered with the SEC)
Investment Adviser	Vulcan Value Partners, LLC (the “Adviser”)	Same.
Sub-Adviser	None	Same.
Portfolio Managers	C.T. Fitzpatrick, CFA Stephen Simmons, CFA Colin Casey Taylor Cline, CFA Robert Smith, CFA Brad Headley, CFA	Same.
Management Fee	0.85%	0.75%
Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same.
Form of Organization	Series of a Delaware statutory trust	Same.

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) will continue to serve as investment adviser to the Acquiring Fund. The same portfolio managers will continue to manage the Acquiring Fund.

As of August 5, 2026, the Target Fund no longer accepts investments directly from shareholders. Investments may only be made through intermediaries that have a selling agreement with the Target Fund. Shareholders may continue to make additional purchases or request redemptions of Target Fund shares through their financial intermediary until 4:00 pm Eastern time on the day before the Closing Date. At the closing of the Reorganization, Target Fund shares will automatically be converted to Acquiring Fund shares.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses of the Funds

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. The Target Fund previously held two share classes, including the Investor Class Shares and Institutional Class Shares. Institutional Class Shares were exchanged for Investor Class Shares on September 23, 2026. This exchange was mandatory and undertaken to simplify the Target Fund’s share class structure in preparation for the Reorganization of the Target Fund into the Acquiring Fund, which will operate as an ETF with a single share class. Expenses for the Target Fund are based on operating expenses of the Investor Class Shares of the Target Fund for the fiscal year ended April 30, 2026. Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%	0.75%
Distribution (12b-1) Fees	0.00%(1)	0.00%
Other Expenses	0.14%	0.00%(2)
Total Annual Fund Operating Expenses	0.99%	0.75%

(1)	Distribution (12b-1) Fees have been restated for the Target Fund because the Rule 12b-1 Plan for the Investor class shares terminated on September 23, 2026. Distribution (12b-1) Fees for Investor Class shares of the Target Fund were previously 0.25%.

(2)	Other Expenses are estimated for the Acquiring Fund's initial fiscal year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example, with respect to the Acquiring Fund, does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$112	$380	$667	$1,486
Acquiring Fund shares – (pro forma)	$77	$291	$524	$1,191

Fund Performance

For information on the performance of the Target Fund, see the Target Fund’s Prospectus dated August 28, 2026, as amended and supplemented.

The Acquiring Fund will not commence operations until after the Closing Date. At that time, the Acquiring Fund will adopt the performance history of the Investor Class shares of the Target Fund.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual total returns for one year, five years, ten years, and since inception periods compare with those of a broad-based securities market index. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Fund will perform in the future. Updated performance information on the Acquiring Fund when available can be found on the Acquiring Fund’s website at www.vulcanvaluepartners.com.

Calendar Year Total Return – Investor Class

During the period shown in the bar chart, the Target Fund’s highest quarterly return was 24.87% for the quarter ended June 30, 2020 and the lowest quarterly return was –28.51% for the quarter ended June 30, 2022. The Year-to-Date Total Return of the Target Fund for the six months ended June 30, 2026 was -6.03%.

Average Annual Total Returns

For the Period Ended December 31, 2025

Vulcan Value Partners Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.46%	6.14%	10.06%
Return After Taxes on Distributions	5.79%	4.83%	8.80%
Return After Taxes on Distributions and Sale of Shares	5.17%	4.44%	7.86%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans, an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Acquiring Fund’s Shares and securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended April 30, 2026, the Target Fund’s portfolio turnover rate was 61% of the average value of its portfolio. Because the Acquiring Fund is newly organized, no portfolio turnover data is available.

Principal Investment Objectives, Strategies, and Policies

The Target Fund and the Acquiring Fund have substantially similar investment objectives and similar strategies, except that the Acquiring Fund is an exchange-traded fund (“ETF) subject to certain risks unique to operating as ETFs and does not invest in small-cap companies as part of its principal investment strategy.

TARGET FUND	ACQUIRING FUND
Investment Objective
The Fund seeks to achieve long-term capital appreciation.	Same.
Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by purchasing securities primarily in publicly traded small-cap and large-cap companies that Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), the Fund’s investment adviser, believes to be both undervalued and possessing a quality that gives a company a non-temporary advantage over their peers (or a “Sustainable Competitive Advantage”). An example of a Sustainable Competitive Advantage includes, among others, companies with strong operational scale, pricing power, and brand loyalty operating in an industry with high switching costs.

The Adviser seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The portfolio managers typically use a discounted cash flow analysis to determine intrinsic worth. The Adviser seeks to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, Sustainable Competitive Advantages that allow a company to outcompete peers to maximize returns and to minimize risk. Identifiable, sustainable competitive advantages may include factors such as switching costs, brand recognition, and scalability, among others. The Adviser generally defines risk as the probability of permanently losing capital over a five-year period. Permanent loss of capital could occur if the Adviser has to sell a company at a loss because its estimated intrinsic value falls below the market price resulting in the loss of a margin of safety. The Adviser generally sells stocks when they approach or exceed their intrinsic worth as determined by the portfolio managers. The Adviser seeks to determine business or intrinsic value through disciplined financial analysis. Typically, the intrinsic value analysis includes a discounted cash flow analysis based on individual company financial statements and guidance, internal estimates of future growth in earnings and profitability, and qualitative research. The amount a company utilizes leverage is an important consideration in the stock selection analysis because leverage increases a company’s risk and potential for return. The Adviser believes that good businesses can enhance their returns to equity investors with an efficient capital structure and prudent leverage, but it generally views leveraged businesses with skepticism. The Adviser believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value. To minimize business ownership risk, the Adviser evaluates business risks, assesses key management employee’s business impact and scrutinizes competitive market strengths and weaknesses in the assessment of long-term investment qualifications. The Adviser seeks to limit Fund investments to businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators and, very importantly, understand the importance of capital allocation.

Generally, subject to price, any publicly traded company with profitable economics would be a potential investment for this Fund. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would hold about 20 companies, spread across various industries. Because it is rare that the Adviser would find exactly 20 companies meeting the Fund’s investment guidelines, allocations will vary with the price to value ratio of specific companies. The Adviser may invest in positions as small as 1% when price to value ratios are higher. The Adviser generally will not invest in any business that is trading above its estimate of a business’s fair value. The Adviser will typically sell a position when the position’s market price exceeds its calculated estimate of intrinsic value. The Adviser may invest up to 30% of the Fund’s net assets in publicly traded foreign securities, which may consist in whole or in part of securities of issuers in emerging markets. The Fund may be subject to currency risk when the Adviser invests in securities denominated in, or which receive revenues in, non-U.S. currencies. The Adviser will ensure that no issuer’s securities will constitute more than 10% of the Fund’s assets at the time of purchase. In addition, the Adviser will be allowed to invest up to, but no more than, an aggregate of 40% of the Fund’s assets in positions where the investment in the securities of an issuer exceeds 5% of the Fund’s assets. If the investments meeting the Fund’s criteria are not available, the Adviser may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments. Under the 1940 Act, to qualify as a diversified fund, a fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The Fund is non-diversified, which means that it is not subject to the 75-5-10 diversification requirements and the Adviser can invest a larger percentage of the Fund’s assets in a smaller number of issuers, meaning it is not constrained by the 5%/10% asset allocation rule for diversified funds.

Substantially similar, except that the reference to small-cap companies has been removed to clarify that investing in small-cap companies is not part of the Fund’s principal investment strategy. In addition, the Fund has added the following definition of large-cap companies:

The Fund considers large-cap companies to be those companies whose market capitalization at the time of initial purchase is within the market capitalization range of companies in the S&P 500® Index during the most recent 12-month period. As of October 31, 2026, this range was approximately $5.7 billion to $5 trillion; however, this capitalization range is expected to change over time.

The investment objective of the Acquiring Fund and the Target Fund are non-fundamental policies and may be changed without shareholder approval upon sixty-days written notice to shareholders.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Funds are substantially similar, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF and, unlike the Target Fund, is not subject to Small-Size Company Risk as a principal risk.

The principal risks of investing in the Funds are set forth below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Principal Risks of the Target Fund & the Acquiring Fund

Target Fund	Acquiring Fund
Equity Securities Risk. Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. If the value of Fund’s investments goes down and you redeem your shares, you could lose money. While the ability to hold shares through periods of volatility may protect long-term investments from permanent loss, Fund investments might not be profitable either because the market fails to recognize the value or because the Adviser misjudged the value of the investment.	Same.
Business Ownership Risk. The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business, which may include financial, operational, and reputational risk associated with the operations of a business. Additionally, loss of profitability, cessation of operations resulting in a permanent capital loss, or harm to its public image, among other factors, may negatively impact a business’s price and intrinsic value resulting in the loss of capital invested.	Same.
Small-Size Company Risk. The Fund’s investments in securities issued by small-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies because small-sized companies tend to be less established and less developed in nature and may underperform compared to the securities of larger companies.	Not included
Large-Size Company Risk. The Fund’s investments in larger companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.	Same.
Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.	Same.
Economic and Market Events Risk. Markets can be volatile in response to a number of factors, as well as broader economic, political, military and regulatory conditions. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance and may prevent execution of the Fund’s strategy successfully. It is not always possible to access certain markets or to sell certain investments at a particular time or at an acceptable price, thereby impacting the liquidity of a given portfolio. The value of the fund will change daily based on changes in market, economic, industry, political, military, regulatory, geopolitical, and other considerations.	Same.
Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have the same risks as Non-U.S. Securities, however, have exacerbated risk because they have been more volatile than the markets of developed countries with more mature economies.	Same.
Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.	Same.

Non-diversification Risk and Securities Concentration Limitations. The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.	Same, except that the caption has been shortened to “Non-Diversification Risk,” omitting the reference to “Securities Concentration Limitations.”
Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability. Non-U.S. investments are also not subject to the same regulatory and transparency requirements and protections as those of U.S. based transactions.	Same.
Value Stocks Risk. The Fund invests in companies that the portfolio managers believe to be selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Fund to be undervalued may actually be appropriately priced.	Same.

ETF Risk. The Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

○   Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○     Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○      Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○        Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Funds’ Investment Limitations

As required by the 1940 Act, Elevation Series Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversification, and investing in commodities, as shown in the table below. Elevation Series Trust has also adopted non-fundamental policies regarding pledging fund assets, borrowing level of purchased securities, margin purchases, and illiquid investments.

Further information about each Fund’s fundamental and non-fundamental investment restrictions is contained in the Target Fund’s SAI and the Acquiring Fund’s SAI, which are on file with the SEC.

Fundamental Investment Restriction	Target Fund	Acquiring Fund
1. Purchasing Securities	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.	Same.
2. Issuing Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act.	Same.
3. Borrowing Money	The Fund may not borrow money, except as permitted under the 1940 Act.	Same.
4. Lending Securities	The Fund may not lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.	Same.
5. Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).	Same.
6. Physical Commodities	The Fund may not Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).	Same.
7. Underwriting	The Fund may not Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.	Same.

A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.

Portfolio Holdings Information

Information about the Target Fund’s daily portfolio holdings is not available since the Target Fund is a mutual fund and not required to provide such information. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Information Statement. Information about the Acquiring Fund’s daily portfolio holdings will be available at www.vulcanvaluepartners.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each month, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Information Statement SAI.

Management

Boards of Trustees

The Board of Trustees of Elevation Series Trust is responsible for the management and supervision of both the Target Fund and the Acquiring Fund. The Board approves all significant agreements between Elevation Series Trust, on behalf of the Funds, and those companies that furnish services to the Funds; and oversees the business activities of the Funds. The Board currently has four Trustees, one of whom is an “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of Elevation Series Trust, and their present positions and principal occupations, is provided under “Management of the Fund” in the Target Fund’s SAI, which is incorporated by reference into this Information Statement.

Investment Adviser

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) is an investment adviser registered with the SEC and serves as the investment adviser to both the Target Fund and the Acquiring Fund. The Adviser administers the affairs of the Funds, subject to the oversight of the Board of Trustees of Elevation Series Trust. The Adviser also arranges for transfer agency, custody, fund administration, distribution, and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser located at Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

Pursuant to the Investment Advisory Agreement, the Acquiring Fund will pay the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets.

Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Acquiring Fund to operate, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution (12b-1) fees and expenses, and litigation expenses and other non-routine or extraordinary expenses.

The basis for the Board’s approval of the Acquiring Fund’s Investment Advisory Agreement will be available in the Acquiring Fund’s first N-CSR filing.

Portfolio Managers

The Target Fund and Acquiring Fund are managed by a portfolio management team consisting of C.T. Fitzpatrick, CFA, Stephen Simmons, CFA, Colin Casey, Taylor Cline, CFA, Robert Smith, CFA and Brad Headley, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Funds. Mr. Fitzpatrick has served as the Target Fund’s portfolio manager since its inception in December 2009. Mr. Simmons, Mr. Casey, and Mr. Cline have served as the Target Fund’s portfolio managers since 2024, and Robert Smith, CFA and Brad Headley, CFA have served as the Target Fund's portfolio managers since 2026. Mr. Fitzpatrick, Mr. Simmons, Mr. Casey, Mr. Cline, Mr. Headley, and Mr. Smith are jointly and primarily responsible for day-to-day management of the Target Fund's portfolio.

Mr. Fitzpatrick, as the Chief Investment Officer of Vulcan and a portfolio manager for the Funds, leads Vulcan’s research team, which is responsible for stock selection. As the Chief Investment Officer, Mr. Fitzpatrick has discretion over the Funds’ assets and has final investment decision-making for the Funds. In addition, Mr. Fitzpatrick oversees the structuring of portfolios for consistency with the Fund’s guidelines and regulatory requirements. Mr. Fitzpatrick is the Founder of Vulcan and has been the Chief Investment Officer of Vulcan since 2007. Prior to founding Vulcan in 2007, Mr. Fitzpatrick was a principal and portfolio manager at Southeastern Asset Management from 1990 to 2007.

Mr. Simmons, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Simmons can exercise discretion over the Funds’ assets and works with Mr. Fitzpatrick to assist in final investment decision-making for the Funds. In addition, Mr. Simmons assists in the structure of portfolios for consistency with the Fund’s guidelines and regulatory requirements. Mr. Simmons is a Principal of Vulcan and has been with the Firm since 2013. Prior to joining Vulcan, Mr. Simmons served as Chief Financial Officer for Consolidate Shoe Company.

Mr. Casey, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Casey can exercise discretion over the Funds’ assets and works with Mr. Fitzpatrick to assist in final investment decision-making for the Funds. In addition, Mr. Casey assists in the structure of portfolios for consistency with the Funds’ guidelines and regulatory requirements. Mr. Casey is a Principal of Vulcan and has been with the Firm since 2017. Prior to joining Vulcan, Mr. Casey served as a business teaching fellow at the Meltwater Entrepreneurial School of Technology and began his career as analyst at Croft & Bender.

Mr. Cline, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Cline can exercise discretion over the Funds’ assets and works with Mr. Fitzpatrick to assist in final investment decision-making for the Funds. In addition, Mr. Cline assists in the structure of portfolios for consistency with the Funds’ guidelines and regulatory requirements. Mr. Cline is a Principal of Vulcan and has been with the Firm since 2019. Prior to joining Vulcan, Mr. Cline served as a research associate at Janus Henderson Investors.

Mr. Headley joined Vulcan Value Partners in 2019 as an Associate Analyst. In 2026, Brad was promoted to Portfolio Manager and is responsible for portfolio management and equity research. Prior to joining Vulcan, Brad had 5 years of accounting experience, most recently at Chubb Insurance in their investment accounting division. Brad earned his BS in Accounting and Finance from the University of Delaware and his MBA from Columbia University, where he was a member of Columbia’s Value Investing Program.

Mr. Smith joined Vulcan Value Partners in 2021 as an Associate Analyst. In 2026, Robert was promoted to Portfolio Manager and is responsible for portfolio management and equity research. Prior to joining Vulcan Value Partners, Robert was an Associate in the Mergers and Acquisitions group at KeyBanc Capital Markets, where he executed sell-side transactions for middle market clients across a variety of industries. Robert earned a BS in Accounting and Finance from the University of Alabama.

Team Approach. Day-to-day management of the Funds is a team effort, requiring the involvement of Vulcan’s full research staff as well as administrative support. Each member of the research team is encouraged to produce ideas for any portfolio in any industry, limited only by the parameters of the Funds’ and Vulcan’s investment criteria. Once an idea is generated, it is reviewed and analyzed by the full research team for qualification under Vulcan’s investment criteria.

Investment Advisory Fees

Pursuant to an advisory agreement between Elevation Series Trust, on behalf of the Target Fund, and Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), the Target Fund pays Vulcan an annual advisory fee based on average daily net assets for the services and facilities it provides payable at the annual rate of 0.85% of the Fund’s average daily net assets. For the period of May 1, 2025 through September 12, 2025, the management fee paid by the predecessor fund of the Fund was 1.00% of the average daily net assets. For the period of September 13, 2025 through April 30, 2026, the management fee paid by the Fund to Vulcan was equal to 0.85% of the Fund’s average daily net assets. The aggregate management fee paid by the Fund for the fiscal year ended April 30, 2026 was $2,501,541 (after fee waiver/expense reimbursement).

The Adviser contractually agreed to limit the Target Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% of the Target Fund’s average daily net assets with respect to Investor Class shares through at least September 14, 2027. Notwithstanding the foregoing, this expense limitation will terminate automatically upon the Closing Date. Following completion of the Reorganization, the Adviser has agreed to permanently waive its right to recoup any fees waived or expenses reimbursed under the Target Fund’s expense limitation agreement.

Pursuant to an investment advisory agreement between Elevation Series Trust, on behalf of the Acquiring Fund, and Vulcan Value Partners, LLC (the “Advisory Agreement”), the Acquiring Fund pays Vulcan a monthly unitary management fee at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets. Out of the unitary management fee, Vulcan has agreed to pay substantially all expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to Vulcan pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses and other non-routine or extraordinary expenses.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement with respect to the Target Fund is available in the Target Fund’s semi-annual report for the fiscal period ended October 31, 2025. You may obtain a copy of the Fund’s semi-annual report, without charge, upon request to the Target Fund. A discussion regarding the basis for Elevation Series Trust’s approval of the Vulcan Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual financial statements following the Reorganization.

Other Service Providers

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	Paralel Technologies LLC	Paralel Technologies LLC
Transfer and Dividend Disbursing Agent	Paralel Technologies LLC	State Street Bank and Trust Co.
Custodian	State Street Bank and Trust Co.	State Street Bank and Trust Co.
Distributor and Principal Underwriter	Paralel Distributors LLC	Paralel Distributors LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Thompson Hine LLP	Thompson Hine LLP

Purchase and Sale of Fund Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. This Combined Information Statement and Prospectus contains more information on the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund’s Prospectus provides information with respect to the procedures applicable to purchases and sales of shares of the Target Fund.

Target Fund – Purchase and Sale of Fund Shares

The Target Fund previously had two share classes, including the Institutional Class shares and the Investor Class shares. Investor Class shares previously had a Rule 12b-1 plan, which was terminated on September 23, 2026. Investors who held Institutional Class shares exchanged their shares for Investor class shares on September 23, 2026. This exchange was mandatory and undertaken to simplify the Target Fund’s share class structure in preparation for the Reorganization of the Target Fund into the Acquiring Fund, which will operate as an ETF with a single share class.

The minimum investment to open a regular account in the Target Fund’s Investor Class shares is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account in the Target Fund’s Investor Class shares is $500. The subsequent investment minimum for any type of account in the Target Fund’s Investor Class shares is $500. The minimum investment to open any type of account in the Target Fund’s Institutional Class shares is $1 million. The subsequent investment minimum for any type of account in the Target Fund’s Institutional Class shares is $5,000. Purchases, exchanges and redemptions may be made on any business day that the NYSE is open for trading through certain broker-dealers or other financial intermediaries, the Target Fund’s website at www.vulcanvaluepartners.com/mutual-funds/, by telephone at 1-877-421-5078, by regular mail at 1700 Broadway, Suite 2100, Denver, Colorado 80290, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

Investor Class Shares of the Target Fund are available for investment under the symbol VVPLX.

For a discussion of how the Target Fund shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy Shares” and “How to Redeem (Sell) Shares” in the Target Fund’s Prospectus incorporated by reference herein.

Acquiring Fund –- Purchase and Redemption of Shares in Creation Units

The Acquiring Fund’s shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because the Acquiring Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Acquiring Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Acquiring Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.vulcanvaluepartners.com.

Individual shares of the Acquiring Fund may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Acquiring Fund and no minimum number of shares that shareholders must buy.

Shares of the Acquiring Fund will be listed for trading on the Exchange under the ticker symbol VVPL.

For a discussion of how the Acquiring Fund shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Fund Shares” in Appendix D attached to this Information Statement.

Any of the Target Fund’s fractional shares held by shareholders will be redeemed and the Target Fund will distribute the redemption proceeds to those shareholders prior to the Reorganization. The redemption of shareholders’ fractional shares will likely be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about November 18, 2026 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust may agree, the Target Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by Vulcan, on behalf of the Target Fund. Vulcan, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund shares it receives. Each shareholder of the Target Fund will receive the Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and, immediately prior to the Reorganization, cash in connection with the redemption of fractional shares, if any). It is anticipated that Target Fund shareholders may continue to purchase and redeem Target Fund shares if received in proper form until 4:00 pm Eastern time on the day before the Closing Date. Shareholders other than APs who wish to redeem shares after 4:00 p.m., Eastern time, on the day before the Closing Date will no longer be entitled to do so and will instead have to sell their shares on an exchange using their brokerage account. The Target Fund will then terminate its existence, liquidate, and dissolve.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.

BOARD CONSIDERATIONS

The Elevation Series Trust Board (the “Board”) discussed the Reorganization at its September 15-16, 2026 meeting. The Board, with the assistance of counsel to the Trust, evaluated the terms of the Plan, the Target Fund’s and the Acquiring Fund’s investment objectives and principal investment strategies, the differences between open-ended mutual funds and ETFs, the Acquiring Fund’s anticipated fees and total annual operating expenses, the skills, financial capacity and resources of the Acquiring Fund’s investment adviser, the direct expenses relating to the Reorganization, that the proposed Reorganization will not result in the dilution of the Target Fund’s shareholder’s interests, the Target Fund shareholders’ continuing ability to redeem their shares prior to the Reorganization, and the federal income tax consequences of the Reorganization. Vulcan recommended that the Board approve the Reorganization because of, among other things, anticipated operational and tax advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including the anticipated lower overall operating expenses, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund.

Prior to and at the Board’s meeting, the independent trustees requested and received additional information from the Adviser relating to particular aspects of the proposed transaction. During its review, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The Board considered the following factors, among others, in its evaluation of the Reorganization:

●	The investment objective of the Target Fund and the Acquiring Fund are the same;

●	The principal investment strategies and risks of the Target Fund are substantially similar to the principal investment strategies and risks of the Acquiring Fund, except that the Acquiring Fund is subject to risks of being structured as an ETF.

●	The Acquiring Fund will be organized as an ETF, and ETFs generally benefit from intraday trading, increased tax efficiency, greater transparency into portfolio holdings, lower portfolio transaction costs, and less cash drag on performance;

●	The Acquiring Fund will pay a slightly lower management fee, and it is anticipated that the Acquiring Fund will have a lower total annual fund operating expense ratio than the Target Fund;

●	The Acquiring Fund will be managed by Vulcan (the adviser to the Target Fund), and the portfolio managers of the Target Fund will continue to manage the Acquiring Fund following the closing of the Reorganization;

●	The Target Fund will not incur any direct expenses (other than brokerage commissions and other transaction costs associated with any portfolio repositioning, if any) in connection with the Reorganization;

●	The proposed Reorganization will not result in the dilution of the Target Fund’s shareholders’ interests;

●	The shareholders of the Target Fund will continue to have the ability to redeem their shares prior to the Reorganization;

●	The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund shareholders are not expected to recognize any gain or loss upon receipt of Acquiring Fund shares in the Reorganization, except with respect to cash received in connection with the redemption by the Target Fund of fractional shares prior to the Reorganization;

●	The terms and conditions of the Plan, including the Acquiring Fund’s assumption of the assets and liabilities of the Target Fund;

●	The Board considered that the Reorganization would benefit shareholders by providing a more cost-effective investment structure through the ETF format.

KEY INFORMATION ABOUT THE REORGANIZATION

The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Information Statement as Appendix A.

The Plan

The Plan provides for the redemption in cash of fractional shares by the Target Fund at the NAV of such shares prior to the closing of the Reorganization, the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for whole shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as of the Closing Date. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund at the Closing (as defined in the Plan). As soon as reasonably practicable after the Closing Date, the Target Fund will transfer the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders by the Acquiring Fund’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the Reorganization. In addition, each shareholder of the Target Fund will receive cash for any fractional Target Fund share. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date. The NAV per share amount will be determined in accordance with the valuation methodologies approved and agreed upon by the Board and described in the Plan. Vulcan will be responsible for all expenses relating to the Reorganization, including preparing and filing this Information Statement, and the cost of copying, printing, and mailing materials.

The Reorganization is subject to a number of conditions, including the receipt of a legal opinion from Thompson Hine LLP, counsel to Elevation Series Trust, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date is expected to be on or about November 18, 2026, or another date agreed to by the Board. The Plan may be amended or terminated and the Reorganization abandoned at any time by consent of Vulcan, on behalf of the Target Fund and the Acquiring Fund.

Termination of the Plan

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Plan. The Plan may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Plan at or before the closing.

Costs of the Reorganization

Vulcan will pay all of the expenses resulting from the Reorganization.

Repositioning

No repositioning of the Target Fund’s portfolio is expected to occur in connection with the Reorganization.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Thompson Hine LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The Acquiring Fund’s acquisition of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Target Fund shareholders in exchange for their Target Fund shares.

3.	Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the Acquiring Fund shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund.

4.	Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization.

5.	Under Section 1223(2) of the Code, the holding period of each of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquiring Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization, except with respect to any cash received by the Target Fund shareholders on or prior to the Reorganization in connection with i. the redemption of fractional Target Fund shares, and (b) the redemption of Target Fund shares held through accounts that are not permitted to hold Acquiring Fund shares.

7.	Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, reduced by any amount of adjusted basis allocable to (a) fractional Target Fund shares redeemed for cash, and (b) Target Fund shares held through accounts that are not permitted to hold Acquiring Fund Shares and that are redeemed for cash.

8.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

9.	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations §1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) whether either the Target Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (2) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a)(1) of the Code; (3) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980, as amended, with respect to any Target Fund shareholder that is a foreign person; (4) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (5) the effect of a Reorganization on any Target Fund shareholder that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (6) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (7) whether any gain or loss will be required to be recognized with respect to any Acquired Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); (8) any tax consequences (to the Acquiring Fund, the Target Fund, the Target Fund Shareholders or any other person) related to the Share Class Consolidation; and (9) any state, local, or foreign tax consequences of the Reorganization.

As of April 30, 2026, the Target Fund did not have any capital loss carry-forwards available to offset future capital gains.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund.

Description of the Acquiring Fund Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Fund as of April 30, 2026, and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Institutional Class Shares(1)	Target Fund Investor Class Shares	Pro Forma Share Adjustment	Pro forma Acquiring Fund Shares
Net Assets	$ 147,083,000	$ 109,019,000	$—	$256,102,505
Shares Outstanding	5,656,554	4,233,121	54,547	9,944,222
Net Asset Value per Share	$26.00	$25.75	$—	$25.75
(1)	On September 23, 2026, the Target Fund’s Institutional share class merged into the Target Fund’s Investor share class.

Pro forma numbers are estimated in good faith and are hypothetical. The pro forma share adjustment shows the effect of the Reorganization on the Acquiring Fund’s shares as if the Reorganization occurred on April 30, 2026. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by the Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received by Target Fund shareholders.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Fund, see “Description of the Trust” and “Management and other Service Providers” in the Target Fund’s SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About the Trust” and “Exchange Listing and Trading” in Appendix E, the Information Statement SAI.

Rights of the Fund’s Shareholders

Elevation Series Trust is not required to hold meetings of shareholders. Acquiring Fund shareholders shall have the right to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by the Elevation Series Trust Bylaws or any registration of the Elevation Series Trust with the SEC or any State, or as the Trustees may consider necessary or desirable. Each shareholder of the Acquiring Fund shall have one vote for each share and each fractional share shall be entitled to a proportionate fractional vote. Acquiring Fund shares are freely transferable. Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Target Fund, see “Description of the Trust and the Fund” in the Target Fund’s SAI, which is incorporated by reference herein. For additional information about shares of the Acquiring Fund, see “Description of the Trust and the Fund” in Appendix E, the Information Statement SAI, attached hereto.

The Acquiring Fund has established and designated one class of shares, without par value which are offered through this Information Statement to be issued to Target Fund shareholders in the Reorganization. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Pricing of Shares” in the Target Fund’s Prospectus and, for the Acquiring Fund, see “Buying and Selling Fund Shares” and “Determination of Net Asset Value” in Appendix D attached to this Information Statement.

Dividends, Other Distributions, and Taxes

The Target Fund distributes dividends, if any, to its shareholders annually and distributes its net realized capital gains at least annually. A portion of the distributions made by the Target Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after the Target Fund’s fiscal year-end to comply with applicable law. The Target Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions and Taxes” in the Target Fund’s Prospectus, which is incorporated by reference herein.

The Acquiring Fund intends to pay out dividends, if any, at least annually and may pay distributions more frequently. The Acquiring Fund intends to distribute any net realized capital gains to its shareholders at least annually. The Acquiring Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions and Taxes” in Appendix D attached to this Information Statement.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Disclosure of Portfolio Holdings” in the Target Fund’s SAI, which are incorporated by reference herein. For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings Disclosure Policies and Procedures” in Appendix D attached to this Information Statement, and “Portfolio Holdings Disclosure Policies and Procedures” in the Information Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “How to Buy Shares” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Information Statement.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Fund shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in rules under the 1940 Act, including that such investment companies enter into agreements with the Fund.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Fund, see “Financial Highlights” which are appended to this Information Statement as Appendix B.

OTHER INFORMATION

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganization.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Thompson Hine LLP.

EXPERTS

The financial statements of the Target Fund incorporated into this Combined Information Statement and Prospectus by reference the Form N-CSR filing for the fiscal year ended April 30, 2026 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements for the Acquiring Fund.

AVAILABLE INFORMATION

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, with the SEC. Reports and other information filed by the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. In addition, the Funds’ shares are listed on the Exchange. Reports, information statements and other information that may be filed with the Exchange and also may be inspected at the offices of the Exchange.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this 4th day of November, 2026 by Elevation Series Trust, a Delaware statutory trust (the “Trust”), on behalf of Vulcan Value Partners ETF, a separate series of the Trust (the “Acquiring Fund”) and Vulcan Value Partners Fund, a separate series of the Trust (the “Target Fund”); Vulcan Value Partners, LLC, a Delaware limited liability company (“Vulcan”), the investment adviser to the Acquiring Fund, but only for purposes of Sections 4.4, 6.1, 6.2, 8.7, 9.1, and 9.2 of this Reorganization Agreement, and the investment adviser to the Target Fund, but only for purposes of Sections 4.4, 7.1, 7.2, 8.7, 9.1, and 9.2 of this Reorganization Agreement.

The principal place of business of the Trust is 1700 Broadway, Suite 2100, Denver, Colorado 80290; and the principal place of business of Vulcan is 2801 Highway 280 South, Suite 300, Birmingham, AL 35223. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Acquiring Fund and the Target Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by the Acquiring Fund or the Target Fund, respectively, of its obligations, agreements, representations, and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder, and is hereby adopted as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The reorganization will consist of:

(a)	the transfer of all the assets of the Target Fund to the Acquiring Fund (as set forth in Exhibit A hereto), in exchange for whole shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and

(b)	the pro rata distribution of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares and cash in lieu of undeliverable Acquiring Fund Shares to the shareholders of the Target Fund in exchange for their shares in the Target Fund (the “Target Fund Shares”), and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (collectively, the “Reorganization”).

WHEREAS, the Acquiring Fund and Target Fund are separate series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Target Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

TARGET FUND’S LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE TARGET FUND

1.1     THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Target Fund the number of whole Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund; and (b) to assume all the liabilities of the Target Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at NAV without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2     ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold, claims and rights of action and all other properties and assets that are owned by the Target Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement), including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The assets of the Target Fund shall be delivered free and clear of all liens, encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), hypothecations, and claims whatsoever, and there shall be no restrictions on the full transfer thereof. For avoidance of doubt, assets being transferred by the Target Fund to the Acquiring Fund under this Section shall not include the (i) assets required to pay out any fractional shares in cash to Target Fund shareholders (“Target Fund Shareholders”) immediately prior to the Closing Date, it being understood and agreed that fractional Acquiring Fund Shares will not be issued to the Target Fund Shareholders, and (ii) shares held by Target Fund Shareholders that have not provided brokerage account information to the Acquiring Fund’s transfer agent, which will be liquidated on Closing Date. Prior to the Closing, the Target Fund will redeem any fractional Target Fund Shares and Target Fund Shares that are not transferable to the Acquiring Fund because such Target Fund Shareholder has not provided brokerage account information, at NAV in exchange for a cash payment in lieu thereof.

1.3     LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the corresponding Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement. Notwithstanding the foregoing, the Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its known liabilities and obligations that are or will become due before the Closing to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including Vulcan).

1.4     LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing Date the Target Fund will distribute, in complete liquidation, all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.2 of this Reorganization Agreement on a pro rata basis to its shareholders of record, determined as of the close of business on the Valuation Time (as defined in Section 2.1 of this Reorganization Agreement). Each Target Fund Shareholder’s account shall be credited with the pro rata number of whole Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares that the Target Fund Shareholder holds at the Valuation Time.

Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due to such shareholders. All issued and outstanding Target Fund Shares will simultaneously be canceled on the books of the Target Fund, and the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund Shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

For Target Fund Shareholders that hold Target Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares or have not otherwise provided their brokerage account information as of the Closing Date, such Target Fund Shares will be liquidated on the Closing Date and the cash proceeds will be distributed to such Target Fund Shareholders.

1.5     OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6     TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7     TERMINATION. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.8     BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

ARTICLE II

VALUATION

2.1     VALUATION OF ASSETS AND LIABILITIES. The value of the Target Fund’s assets shall be the value of all of the Target Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”) less the value of any cash or other assets used to redeem fractional shares, if any, which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s Board of Trustees. The NAV per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the NAV per share of the Target Fund as of the close of business at the Valuation Time. On the Closing Date, the Target Fund shall record the value of its assets, as valued pursuant to this Section 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

2.2     VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The number of Acquiring Fund Shares issued in exchange for the Target Fund’s net assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time. All Acquiring Fund Shares delivered to a Target Fund Shareholder will be delivered at NAV without the imposition of a sales load, commission, transaction fee or other similar fee.

2.3     EFFECT OF SUSPENSION IN TRADING. The Valuation Time and Closing Date shall be postponed, if as of the Valuation Time, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored, or such later date as the parties may agree pursuant to Section 3.1.

2.4     DETERMINATION OF VALUE. All computations of value shall be made by Paralel Technologies, LLC (the “Administrator”), in accordance with its regular practice in pricing the shares and assets of the Target Fund. In the case of differences in valuation, the parties shall discuss in good faith to resolve by the Closing Date.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING DATE. The Closing shall occur on November 18, 2026, or such other date as the parties may agree in writing (“Closing Date”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other means of communication as the parties may reasonably agree.

3.2     CUSTODIAN’S CERTIFICATE. The Target Fund shall cause State Street Bank and Trust, Co. (“State Street”), as custodian for the Target Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Target Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Fund is also the custodian for the Acquiring Fund). If the Target Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Fund or their broker, then the Acquiring Fund may, in its full discretion, waive the delivery requirements of this Section with respect to said undelivered assets if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian.

3.3     TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause the Administrator, as transfer agent for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the corresponding Target Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to the Secretary of the Trust at the Closing (a) a certificate as to the opening of accounts in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the corresponding Target Fund’s account on the books of the Acquiring Fund.

3.4     DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, and other documents, if any, as such other party or its counsel may reasonably request to affect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)     The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)     The Target Fund is a separate series of the Trust duly established in accordance with the applicable provisions of the Trust’s Amended Agreement and Declaration of Trust.

(c)     The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)     The Target Fund is not, and the execution, delivery, and performance of this Reorganization Agreement will not result, in a conflict with or a material violation of any provision of the Trust’s Amended Agreement and Declaration of Trust or By-Laws (collectively, the “Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Target Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)     No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Reorganization Agreement. Except as otherwise disclosed to the Acquiring Fund, the Target Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)     The annual financial statements of the Target Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), and such statements (copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition of the Target Fund as of such period, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)     Since the end of the Target Fund’s most recently completed fiscal year, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date, except as otherwise disclosed in writing to the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Target Fund, or net redemptions shall not constitute a material adverse change.

(i)     All U.S. federal, state, local and other tax returns and reports of the Target Fund required by law to have been filed by it by the Closing (taking into account permitted extensions for filing) have been or will, prior to the Closing, be timely filed (taking into account such extensions) and are or will be correct in all material respects. All U.S. federal, state, local and other taxes shown as due or claimed to be due by any government entity have been paid, or provision shall have been made for the payment thereof. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Target Fund.

(j)     All issued and outstanding shares of the Target Fund are, and as of the Closing will be, validly issued and fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the Target Fund’s shareholder records as the Target Fund provided in Section 1.4 of this Reorganization Agreement. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)     Except as otherwise disclosed to and accepted in writing by or on behalf of the Acquiring Fund, at the time of the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)     The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Target Fund and the Trust’s Board of Trustees. This Reorganization Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting the rights and remedies of creditor’s generally and to general principles of equity.

(m)     The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.) that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)     The current prospectus and statement of additional information of the Target Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Trust or the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)     From the mailing of the N-14 Registration Statement (as defined in Section 5.6 of this Reorganization Agreement) and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), or any other materials provided by the Target Fund in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)     For each taxable year of its operations ending prior to the Closing Date, the Target Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to compute and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Target Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q)     No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware law, as applicable, for the execution of this Reorganization Agreement by the Trust on behalf of the Target Fund, except for the effectiveness of the Trust’s N-1A Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto and the N-14 Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, and the filing of any documents that may be required under Delaware law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(r)     The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

(s)     The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information, except as previously disclosed in writing to the Acquiring Fund.

4.2     REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)     The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)     The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Amended Agreement and Declaration of Trust”).

(c)     The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)     The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)     No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)     The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)     All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)     The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities laws and other laws and regulations.

(i)     The prospectus and statement of additional information of the Acquiring Fund conform in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and will not, with respect to the Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(j)     The Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Acquiring Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); the Acquiring Fund has not filed any income tax return and has never had tax attributes, and intends, for each taxable year of its operation (including its current taxable year through the Effective Time), to meet (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a RIC and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; the Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

(k)     No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and N-14 Registration Statement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(l)     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to commence and continue its operations after the Closing Date.

(m)     The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

(n)     The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for shares issued to the initial shareholder (the “Initial Shares”)) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations and as necessary to consummate the transactions hereunder. The Initial Shares will be redeemed and cancelled prior to Closing.

4.3     REPRESENTATIONS OF THE ACQUIRING FUND AND THE TARGET FUND. The Trust, on behalf of the Acquiring Fund and Target Fund, respectively, represents and warrants to the other, as follows:

(a)     To the knowledge of the Trust, the Target Fund’s Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(b)     The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

4.4     REPRESENTATIONS OF VULCAN. Vulcan represents and warrants to the Trust and each Fund as follows:

(a)     Vulcan is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Vulcan has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)     The execution, delivery and performance of this Reorganization Agreement have been duly authorized by the appropriate governing body of Vulcan and by all other necessary limited liability company action on the part of Vulcan, and, subject to the due authorization, execution and delivery of this Reorganization Agreement by the other parties hereto, this Reorganization Agreement constitutes the valid and binding obligation of Vulcan enforceable against Vulcan in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)     As of each of the effective date of the N-1A Registration Statement, the effective date of the N-14 Registration Statement, and the Closing Date, the documents contained or incorporated therein by reference, insofar as they relate to Vulcan, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)     No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Vulcan’s knowledge, threatened against Vulcan, with respect to its business or the Acquiring Fund, if adversely determined, would materially and adversely affect Vulcan’s financial condition or the conduct of its business; and Vulcan knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that could materially and adversely affect Vulcan’s business or Vulcan’s ability to fulfil its obligations under this Reorganization Agreement.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND TARGET FUND

5.1     OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Target Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2     INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.3     ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares as permitted by shareholder account registrations.

5.4     FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, the Target Fund and Acquiring Fund, as applicable, will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.5     STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.6     PREPARATION N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this agreement in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare and file the N-14 Registration Statement.

5.7     REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Target Fund.

5.8     TAX STATUS OF REORGANIZATIONS. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Trust, the Target Fund, or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.9     STATEMENT OF ASSETS AND LIABILITIES. The Target Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1     All representations, covenants, and warranties of the Trust, the Acquiring Fund, and Vulcan contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2     The Acquiring Fund, the Trust, and Vulcan shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund, the Trust, and Vulcan, as applicable, prior to or at the Closing.

6.3     The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Target Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4     The Target Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund substantially to the effect that:

(a)     The Trust has been formed as a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)     The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)     Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)     The N-1A Registration Statement and N-14 Registration Statement are effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)     To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)     The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Amended Agreement and Declaration of Trust or By-Laws.

(g)     This Reorganization Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Trust, on behalf of the Target Fund, is a valid and binding obligation of the Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles and to an implied covenant of good faith and fair dealing.

(h)     Except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending against the Acquiring Fund.

6.5     The Target Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.2 of this Reorganization Agreement.

6.6     INSURANCE. The Trust will maintain directors and officers/errors and omissions insurance providing liability coverage to any former and/or current directors and officers of the Trust as of the date of this Agreement, covering the actions of such directors and officers of the Trust prior to the Reorganization for the period(s) they served as such.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1     All representations, covenants, and warranties of the Trust, the Target Fund, and Vulcan contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2     The Target Fund, the Trust, and Vulcan shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Target Fund, the Trust, and Vulcan, as applicable, prior to or at the Closing.

7.3     The Acquiring Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)     The Trust has been formed as a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Target Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)     The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)     To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)     The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Amended Agreement and Declaration of Trust, as amended or its By-Laws.

(e)     This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust on behalf of the Target Fund enforceable against the Trust on behalf of the Target Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(f)     Except as disclosed in writing to the Trust, such counsel knows of no material legal proceedings pending against the Target Fund.

7.4     The Target Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

7.5     The Target Fund will, prior to the Closing, consolidate its outstanding Institutional share class into the Investor Share Class (the “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each shareholder of that single class of shares holds shares of that single class immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of the shares of the Target Fund held immediately prior to the Share Class Consolidation.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of the Acquiring Fund and the Target Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.6 of this Reorganization Agreement), and if any of the conditions set forth below have not been satisfied on or before the Closing Date, the Acquiring Fund or Target Fund shall, at its option, not be required to consummate the Reorganization contemplated by this Agreement:

8.1     This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Trust, and the Acquiring Fund and the Target Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.2     The Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.3     On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.4     All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.5     Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6     The Target Fund and the Acquiring Fund shall have received an opinion of Thompson Hine LLP, addressed to the Trust and the Board of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)     The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for the Acquiring Fund Shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution, of the Acquiring Fund Shares pro rata to the Target Fund Shareholders actually or constructively in exchange for their Target Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)     Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares.

(c)     Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization.

(d)     Under Section 362(b) of the Code, the Acquiring Fund’s adjusted basis in each of the Acquired assets will be the same as the adjusted basis of such Acquired Assets to the Target Fund immediately prior to the Reorganization.

(e)     Under Section 1223(2) of the Code, the holding period of each of the Acquired Assets in the hands of the Acquiring Fund will include the period during which the Acquired Assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Acquired Asset’s holding period).

(f)     Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization, except with respect to any cash received by Target Fund Shareholders on or prior to the Reorganization in connection with (i) the redemption of fractional Target Fund Shares, and (ii) the redemption of Target Fund Shares held through accounts that are not permitted to hold Acquiring Fund Shares.

(g)     Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate adjusted basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization, reduced by any amount of adjusted basis allocable to (i) fractional Target Fund Shares redeemed for cash is received, and (ii) Target Fund Shares held through accounts that are not permitted to hold Acquiring Fund Shares and that are redeemed for cash.

(h)     Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).

(i)     The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, if applicable. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

In rendering its opinion, Thompson Hine LLP may rely on customary assumptions and such representations as Thompson Hine LLP may reasonably request of the Trust. No opinion with respect to any matter not specifically addressed by the foregoing shall be expressed by Thompson Hine LLP. By way of illustration, and without limiting the foregoing, Thompson Hine LLP shall express no opinion regarding: (1) whether either the Target Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (2) the federal income tax consequences of the payment of Reorganization expenses by Vulcan, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a)(1) of the Code; (3) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980, as amended, with respect to any Target Fund Shareholder that is a foreign person; (4) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (5) the effect of a Reorganization on any Target Fund Shareholder that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (6) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (7) whether any gain or loss will be required to be recognized with respect to any Acquired Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); (8) any tax consequences (to the Acquiring Fund, the Target Fund, the Target Fund Shareholders or any other person) related to the Share Class Consolidation; and (9) any state, local, or foreign tax consequences of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6 of this Reorganization Agreement.

8.7     All representations, covenants, and warranties of Vulcan contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of such Closing. Vulcan shall have delivered to the Trust, on the behalf of the Acquiring Fund and the Target Fund, at the Closing a Certificate, in form and substance satisfactory to the Trust and dated as of the Closing Date, to such effect and as to such other matters as the Trust shall reasonably request.

ARTICLE IX
EXPENSES

9.1     The Target Fund and the Acquiring Fund will pay no Reorganization Expenses. Vulcan will pay and/or cause to be paid all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; (b) postage; (c) accounting fees; (d) legal fees incurred by the Acquiring Fund and the Target Fund, including fees to counsel of the Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Board of Trustees of the Trust in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, Vulcan will bear full responsibility for payment of the Reorganization Expenses.

9.2     At the Closing, Vulcan shall pay and/or cause to be paid the estimated costs of the Reorganization pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3     Each party represents and warrants to the other that there is no person or entity entitled to receive any brokerage fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4     Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
COOPERATION AND EXCHANGE OF INFORMATION

10.1.     With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Fund and the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

ARTICLE XI
INDEMNIFICATION

11.1.     With respect to the Reorganization, the Trust, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2.     With respect to the Reorganization, the Trust, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Fund and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

ARTICLE XII
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1     The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

12.2     Except for the covenants set forth in Sections 1.4, 1.8, 5.4, 5.5, 5.9, 6.6, 9.1, 9.2, 10.1, 11.1, 11.2, 15.1, 15.2, 15.3, 15.4, and 15.5 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XIII
TERMINATION

13.1     The Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a)     a willful material breach by any party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)     a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board of Trustees of the Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Target Fund, respectively.

13.2     In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Target Fund, Vulcan, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIV
AMENDMENTS

14.1     This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees;

ARTICLE XV
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

15.1     The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement. If any provision or portion of this Reorganization Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portion of this Reorganization Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

15.2     This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

15.3     This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

15.4     This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

15.5     It is expressly agreed that the obligations of the Acquiring Fund and the Target Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Trust and the Trust Governing Documents. Moreover, no series of the Trust other than the Target Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of the Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund and the Target Fund and signed by authorized officers of the Trust acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XVI
NOTICES

16.1     Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three (3) days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust or Vulcan at the applicable address set forth below, or to any other address that the Trust or Vulcan shall have last designated by notice to the other party:

If to Trust:

Elevation Series Trust

1700 Broadway

Suite 2100

Denver, CO 80290

Attention: Anne Berg

Telephone No. [redacted]

Email: [redacted]

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

17th Floor

41 South High Street

Columbus, Ohio 43215

Attention: JoAnn Strasser

Telephone No. [redacted]

Email: [redacted]

If to Vulcan:

Vulcan Value Partners, LLC

Three Protective Center,

2801 Highway 280 South

Suite 300

Birmingham, AL 35223

Attention: Richard Davis

Telephone No.: [redacted]

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

ELEVATION SERIES TRUST, on behalf of the Target Fund

By:	/s/ Bradley J. Swenson
Name:	Bradley J. Swenson
Title:	President

ELEVATION SERIES TRUST, on behalf of the Acquiring Fund

By:	/s/ Bradley J. Swenson
Name:	Bradley J. Swenson
Title:	President

VULCAN VALUE PARTNERS, LLC

By:	/s/ Richard Davis
Name:	Richard Davis
Title:	Chief Financial Officer

EXHIBIT A

– Column A (Acquiring Fund)	– Column B (Target Fund)
– Vulcan Value Partners ETF	– Vulcan Value Partners Fund

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND

The Acquiring Fund will adopt the financial statements of the Investor Class shares of the Target Fund, the accounting survivor of the Reorganization. The audited financial highlights of the Target Fund for the fiscal year ended April 30, 2026, are included with this Information Statement as Appendix B. The audited financial statements of the Target Fund are included in the Target Fund’s annual report, which is incorporated herein by reference.

The financial highlights tables are intended to help you understand the Target Fund’s Investor Class Shares financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years ended April 30, 2026, 2025, and 2024 were audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report, which is available upon request. The Target Fund’s financial highlights for the years ended April 30, 2023, and prior, were audited by other auditors whose report dated June 29, 2023, expressed an unqualified opinion on those financial highlights.

VULCAN VALUE PARTNERS FUND

INVESTOR CLASS SHARES

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the years presented

	For the Fiscal Year Ended April 30, 2026(a)	For the Fiscal Year Ended April 30, 2025(a)	For the Fiscal Year Ended April 30, 2024(a)	For the Fiscal Year Ended April 30, 2023(a)	For the Fiscal Year Ended April 30, 2022(a)
Net Asset Value, Beginning of Year	$26.65	$25.21	$19.01	$20.74	$29.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.07	0.00(c)	(0.00)(c)	0.00(c)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.67	1.49	6.21	(0.74)	(5.75)
Total from Investment Operations	0.74	1.49	6.21	(0.74)	(5.91)
DISTRIBUTIONS:
From net investment income	(0.16)	(0.05)	(0.01)	—	—
From net realized gains	(1.48)	—	—	(0.99)	(3.22)
Total Distributions	(1.64)	(0.05)	(0.01)	(0.99)	(3.22)
Net Increase/(Decrease) in net asset value	(0.90)	1.44	6.20	(1.73)	(9.13)
Net Asset Value, End of Year	$25.75	$26.65	$25.21	$19.01	$20.74
TOTAL RETURN(d)	2.35%	5.91%	32.68%	(2.99%)	(22.93%)
RATIOS/SUPPLEMENTAL DATA:(e)
Net Assets, End of Year (000s)	$109,019	$137,152	$170,238	$232,565	$437,470
Ratio of operating expenses to average net assets excluding waivers	1.21%	1.14%	1.08%	1.08%	1.06%
Ratio of operating expenses to average net assets including waivers	1.13%	1.14%	1.08%	1.08%	1.06%
Ratio of net investment income/(loss) to average net assets including waivers	0.25%	0.00%(f)	(0.02%)	0.01%	(0.54%)
Portfolio turnover rate	61%	56%	32%	40%	49%

(a) The Fund acquired all of the assets and liabilities of Vulcan Value Partners Fund, a series of Financial Investors Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on September 12, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the periods prior to the close of business on September 12, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b) Calculated based on average number of Fund shares outstanding during each fiscal period.

(c) Amount represents greater than $(0.005) per share and less than $0.005 per share.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at net asset value on the last day of the period and assuming all dividends are reinvested. Total return would have been lower if certain fees had not been waived and expenses reimbursed by the Adviser.

(e) The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented on the full Schedule of Investments.

(f) Amount represents less than 0.005%.

APPENDIX C – OWNERSHIP OF SHARES OF THE TARGET FUND

As of October 31, 2026, the Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of the outstanding shares the Target Fund’s Investor Class shares are set forth below. As of October 31, 2026, the Officers and Trustees of Elevation Series Trust, as a group, owned less than 1% of the outstanding shares of the Target Fund.

Name and Address	No. of Shares Owned	% of Class	Type of Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	3,054,338	41.66%	Record
Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	392,315	5.29%	Record

APPENDIX D – SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Buying and Selling Fund Shares

The Acquiring Fund (for purposes of this Appendix D, the “Fund”) issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Fund Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and Vulcan Value Partners, LLC (the “Adviser”) reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board.

Fair Value Pricing

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has appointed the Adviser as the Fund’s valuation designee to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. Accordingly, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to the security upon the sale of such security.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders at least annually. Each month, the Fund determines the amount of any dividend distribution to pay based on the dividends generated by the Fund’s underlying equity portfolio and other investment income. As a result of any such distribution, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

The Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund has elected or intends to elect and intends to qualify each year for treatment as a RIC. If the Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit their ability to make distributions eligible for the dividends-received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of Shares by non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether the wash sales rule applies and when a loss might be deductible.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxation of Options

If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment and would not be eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Foreign Investments by the Fund

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

The Distributor, Paralel Distributors LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available on the Fund’s website at www.vulcanvaluepartners.com.

STATEMENT OF ADDITIONAL INFORMATION

November 9, 2026

For the Reorganization of

Vulcan Value Partners Fund

into

Vulcan Value Partners ETF

each a series of Elevation Series Trust

1700 Broadway, Suite 2100, Denver, Colorado 80290

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Information Statement dated November 9, 2026 (the “Prospectus/Information Statement”) for the Acquiring Fund and the Target Fund, each a series of Elevation Series Trust (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Trust at 1700 Broadway, Suite 2100, Denver, Colorado 80290 or by calling 1-877-421-5078. The Acquiring Fund has not commenced operations as of the date hereof. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report. Requests should be directed to the Acquiring Fund at PO Box 2170, Denver, CO 80201, by calling 1-877-421-5078, or by e-mailing a request to clientservice@vulcanvaluepartners.com.

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 TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	2
SUPPLEMENTAL FINANCIAL INFORMATION	2

ADDITIONAL INFORMATION ABOUT THE FUNDS

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

●	the Statement of Additional Information of the Target Fund, dated November 9, 2026, (the “Target Fund’s SAI”) (File Nos. 333-265972 and 811-23812);

●	the Annual Report for the Target Fund for the fiscal year ended April 30, 2026 (the “Target Fund’s Annual Report”) (File No. 811-23812); and

●	the Semi-Annual Report of the Target Fund, dated October 31, 2025 (the “Target Fund's Semi-Annual Report) (File No. 811-23812).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Summary — Fees and Expenses” section of the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, schedules of investments of the Target Fund modified to show the effects of the Reorganization are not required and are not included.

The Investor Class shares of the Target Fund will be the accounting survivor of the Reorganization. There are no material differences in accounting policies of the Acquiring Fund compared to those of the Target Fund.

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